LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

(the “Fund”)

Supplement Dated May 1, 2026

Summary and Statutory Prospectuses dated May 1, 2026

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Summary and Statutory Prospectuses

This Supplement updates certain information in the Summary and Statutory Prospectuses for the Fund listed above. You may obtain copies of the Fund’s Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 866-436-8717 or at www.lincolnfinancial.com/lvip.

Effective August 1, 2026, the Fund’s Summary and Statutory Prospectuses will be revised as follows:

The Fund’s name will be changed as noted. All references to the Fund’s name will be revised accordingly:

Current Fund Name	New Fund Name (Effective August 1, 2026)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	LVIP BlackRock Growth ETF Allocation Managed Risk Fund

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE